                                       Oppenheimer Strategic Income Fund
                                     Supplement dated January 6, 2005, to the
                                        Prospectus dated November 29, 2004

The Prospectus is changed as follows:

1. Under the table  captioned  "Annual Fund  Operating  Expenses" on page 9, the last three  sentences of the first  paragraph  are deleted and replaced with the following:

The "Other Expenses" in the table are based on, among other things, the fees the
Fund would have paid if the  transfer  agent had not waived a portion of its fee under a  voluntary  undertaking  to the  Fund to  limit  these  fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be  amended or  withdrawn  at any time.  After the  waiver,  the  actual  "Other
Expenses" and "Total Annual Operating Expenses" were 0.37% and 0.90% for Class Y shares,  and were the same as shown  above  (in the  Prospectus)  for all  other classes.

January 6, 2005                                                   PS0230.031